UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2013

SPUTNIK ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52366	52-2348956
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

7512 Dr. Phillips Blvd – Suite 50-355
Orlando, Florida 32819

 (Address of principal executive offices and zip code)

(855) 873-7536

(Registrant’s telephone number)

3020 Bridgeway Suite 400
Sausalito, CA 94965

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of Material Definitive Agreement.

On December 24, 2012, the Company entered into an Agreement for the Exchange of Common Stock with iScore Golf, LLC. The entire agreement between the parties, containing all of the terms and conditions of the Agreement, is set forth in an 8K filed with the Securities and Exchange Commission on December 26, 2012.

On January 7th, 2013, the Issuer and iScore Golf, LLC mutually agreed to terminate the agreement and the transaction.  The Issuer did not incur any termination penalties.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Mutual Termination Agreement

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Sputnik Enterprises, Inc.

Date: January 8, 2013	By:	/s/ Anthony Gebbia
Anthony Gebbia
Chief Executive Officer and Director

3